UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2013

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 840-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Our parent, General Electric Company (GE), effective July 1, 2013, has appointed Keith S. Sherin, 54, Vice Chairman GE and Chairman and Chief Executive Officer, GE Capital, succeeding Michael A. Neal, 60, who will retire as Chairman and CEO, GE Capital on that date.

Mr. Sherin has served as Vice Chairman GE since 2007 and Chief Financial Officer of GE since 1999.  GE has appointed Jeffrey S. Bornstein, 47, to succeed Mr. Sherin as Senior Vice President and Chief Financial Officer of GE effective July 1, 2013.  Mr. Bornstein has served as Senior Vice President GE since 2007 and Chief Financial Officer of GE Capital since 2008.

Mr. Robert C. Green, 45, will succeed Mr. Bornstein as the Chief Financial Officer of GE Capital.  Mr. Green is currently the Chief Financial Officer, GE Capital – Europe, the Middle East and Africa.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: June 14, 2013	/s/ Walter Ielusic
Walter Ielusic
Senior Vice President and Controller

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